Acquisition of Environmental Turf Services - Schedule of Purchase Consideration Allocated to the Assets Acquired and Liabilities Assumed (Details) - USD ($)	Dec. 31, 2016	Oct. 14, 2016	Jun. 30, 2016	Jun. 30, 2015
Goodwill	$ 33,695
Environmental Turf Services, LLC [Member]
Cash		$ 15,740
Accounts receivable		247,097
Inventory		54,702
Property and equipment		24,696
Goodwill		33,695
Accrued expenses		(3,163)
Billing in excess of earnings		(26,767)
Total purchase consideration		$ 346,000